November 5, 1998

                        DREYFUS INVESTMENT PORTFOLIOS--

                             CORE VALUE PORTFOLIO

                            MIDCAP STOCK PORTFOLIO

                           SUPPLEMENT TO PROSPECTUS

                               DATED MAY 1, 1998

      THE FOLLOWING INFORMATION SUPERSEDES AND REPLACES THE INFORMATION IN THE SECOND SENTENCE OF THE FIRST PARAGRAPH CONTAINED IN THE SECTION OF THE FUND'S
PROSPECTUS    ENTITLED    "DIVIDENDS,    DISTRIBUTIONS    AND    TAXES."

      Each Portfolio declares and pays dividends from net investment income annually.
                           --------------------------

      EFFECTIVE SEPTEMBER 30, 1998, THE FOLLOWING PROCEDURE SHOULD BE USED BY PARTICIPATING INSURANCE COMPANIES AND ELIGIBLE PLANS FOR THE PURCHASE OF SHARES OF BOTH CORE VALUE PORTFOLIO AND MIDCAP STOCK PORTFOLIO (EACH A "PORTFOLIO") BY WIRE.

      Wire payments may be made if the bank account of the Participating Insurance Company or Eligible Plan is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to The Bank of New York (DDA#8900375108/DREYFUS INVESTMENT PORTFOLIOS: CORE VALUE PORTFOLIO or DDA#8900375108/DREYFUS INVESTMENT PORTFOLIOS: MIDCAP STOCK PORTFOLIO) , for purchase of Portfolio shares. The wire must include the Portfolio account number (for new accounts, a taxpayer identification number should be included instead), account registration and dealer number if applicable of the Participating Insurance Company or Eligible Plan.

                                                                   172/174s1198